UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2026

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2026, Commercial Metals Company (“CMC” or the “Company”) announced that the Company’s Board of Directors (the “Board”) appointed Michael R. Dumais to serve as a Class II director of the Company, effective June 23, 2026. As such, Mr. Dumais will stand for re-election at the Company’s 2027 annual meeting of stockholders. In connection with Mr. Dumais’ appointment, the Board increased the total number of seats on the Board from nine to ten directors, effective immediately prior to Mr. Dumais’ appointment to the Board.

Mr. Dumais retired in March 2022 from his role as Executive Vice President and Chief Transformation Officer at Raytheon Technologies Corporation (now RTX Corporation) (NYSE: RTX) (“RTX”), which he had held since January 2021. Additionally, from April 2020 to January 2021, Mr. Dumais served as Executive Vice President, Strategy and Corporate Development at RTX. Mr. Dumais currently serves on the board of directors of Baker Hughes Company (Nasdaq: BKR).

As compensation for his service on the Board, Mr. Dumais will receive the Company’s standard compensation for non-employee directors, including equity incentive awards pursuant to the Company’s 2013 Long-Term Equity Incentive Plan, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 25, 2025. Mr. Dumais will serve on the Audit Committee and the Finance Committee. There are no arrangements or understandings between Mr. Dumais and any other persons pursuant to which Mr. Dumais was named a director of the Company. There are no family relationships between Mr. Dumais and any of the Company’s directors or executive officers, and Mr. Dumais does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On April 13, 2026, the Company issued a press release announcing Mr. Dumais’ appointment to the Board described under Item 5.02 above. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by CMC on April 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: April 13, 2026

	By:	/s/ Jody K. Absher
	Name:	Jody K. Absher
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary